Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes
Income Taxes

NOTE 8.  Income Taxes

Income Before Income Taxes

(Millions)	2015	2014	2013
United States	$4,399	$3,815	$3,194
International	2,424	3,211	3,368
Total	$6,823	$7,026	$6,562

Provision for Income Taxes

(Millions)	2015	2014	2013
Currently payable
Federal	$1,338	$1,103	$948
State	101	108	91
International	566	1,008	901
Deferred
Federal	(55)	(171)	(123)
State	6	(9)	(2)
International	26	(11)	26
Total	$1,982	$2,028	$1,841

Components of Deferred Tax Assets and Liabilities

(Millions)	2015	2014
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$175	$148
Product and other claims	146	152
Miscellaneous accruals	114	137
Pension costs	1,120	1,312
Stock-based compensation	305	290
Net operating/capital loss carryforwards	109	175
Foreign tax credits	25	360
Inventory	46	52
Other	—	30
Gross deferred tax assets	2,040	2,656
Valuation allowance	(31)	(22)
Total deferred tax assets	$2,009	$2,634

Deferred tax liabilities:
Product and other insurance receivables	$(28)	$(31)
Accelerated depreciation	(736)	(804)
Intangible amortization	(1,017)	(719)
Currency translation	(199)	(91)
Other	(70)	—
Total deferred tax liabilities	$(2,050)	$(1,645)

Net deferred tax assets (liabilities)	$(41)	$989

The net deferred tax assets are included as components of Other Assets and Other Liabilities within the Consolidated Balance Sheet. See Note 5 “Supplemental Balance Sheet Information” for further details.

As of December 31, 2015, the Company had tax effected operating losses, capital losses, and tax credit carryovers for federal (approximately $31 million), state (approximately $2 million), and international (approximately $76 million), with all amounts before valuation allowances. The federal tax attribute carryovers will expire after 15 to 20 years, the state after five to 10 years, and the majority of international after four years with the remaining international expiring in one year or with an indefinite carryover period. The tax attributes being carried over arise as certain jurisdictions may have tax losses or may have inabilities to utilize certain losses without the same type of taxable income. As of December 31, 2015, the Company has provided $31 million of valuation allowance against certain of these deferred tax assets based on management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.

Reconciliation of Effective Income Tax Rate

	2015	2014	2013
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes - net of federal benefit	1.1	0.9	0.9
International income taxes - net	(3.8)	(5.8)	(6.3)
U.S. research and development credit	(0.5)	(0.4)	(0.7)
Reserves for tax contingencies	(1.0)	0.6	1.2
Domestic Manufacturer’s deduction	(1.8)	(1.3)	(1.6)
All other - net	0.1	(0.1)	(0.4)
Effective worldwide tax rate	29.1%	28.9%	28.1%

The effective tax rate for 2015 was 29.1 percent, compared to 28.9 percent in 2014, an increase of 0.2 percentage points, impacted by several factors. Factors which increased the Company’s effective tax rate included international taxes, which were impacted by changes in foreign currency rates and changes to the geographic mix of income before taxes, and other items. Combined, these factors increased the Company’s effective tax rate by 2.4 percentage points. This increase was partially offset by a 2.2 percentage point decrease, which related to the remeasurements of 3M’s uncertain tax positions, including the restoration of tax basis on certain assets for which depreciation deductions were previously limited, and increases in the domestic manufacturer’s deduction and U.S. research and development credit benefits.

The effective tax rate for 2014 was 28.9 percent, compared to 28.1 percent in 2013, an increase of 0.8 percentage points, impacted by many factors. Factors which increased the Company’s effective tax rate included a one-time international tax impact related to the establishment of the supply chain center of expertise in Europe, decreased U.S. research and development credit in 2014 compared to 2013 due to two years inclusion as a result of the reinstatement in 2013, decreased domestic manufacturer’s deduction, and other items. Combined, these factors increased the Company’s effective tax rate by 1.6 percentage points. This increase was partially offset by a 0.8 percentage point decrease, which related to both lower 3M income tax reserves for 2014 when compared to 2013 and international taxes as a result of changes to the geographic mix of income before taxes.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2005.

The IRS has completed its field examination of the Company’s U.S. federal income tax returns for the years 2005 through 2013. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS. In December 2012, the Company received a statutory notice of deficiency for the 2006 year. The Company filed a petition in Tax Court in the first quarter of 2013 relating to the 2006 tax year. Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2014 and 2015. It is anticipated that the IRS will complete its examination of the Company for 2014 by the end of the first quarter of 2016 and for 2015 by the end of the first quarter of 2017. As of December 31, 2015, the IRS has not proposed any significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.

Payments relating to other proposed assessments arising from the 2005 through 2015 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company’s uncertain tax positions due to the closing and resolution of audit issues for various audit years mentioned above and closure of statutes. The Company is not currently able to reasonably estimate the amount by which the liability for unrecognized tax benefits will increase or decrease during the next 12 months as a result of the ongoing income tax authority examinations.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2015	2014	2013
Gross UTB Balance at January 1	$583	$659	$528

Additions based on tax positions related to the current year	77	201	97
Additions for tax positions of prior years	140	30	158
Reductions for tax positions of prior years	(399)	(74)	(29)
Settlements	(4)	(154)	(17)
Reductions due to lapse of applicable statute of limitations	(16)	(79)	(78)

Gross UTB Balance at December 31	$381	$583	$659

Net UTB impacting the effective tax rate at December 31	$369	$265	$262

The total amount of UTB, if recognized, would affect the effective tax rate by $369 million as of December 31, 2015,  $265 million as of December 31, 2014, and $262 million as of December 31, 2013. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Assets, Accrued Income Taxes, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $2 million of expense, $14 million of benefit, and $22 million of expense in 2015,  2014, and 2013, respectively. The amount of interest and penalties recognized may be an expense or benefit due to new or remeasured unrecognized tax benefit accruals. At December 31, 2015, and December 31, 2014, accrued interest and penalties in the consolidated balance sheet on a gross basis were $45 million and $44 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

As a result of certain employment commitments and capital investments made by 3M, income from certain manufacturing activities in the following countries is subject to reduced tax rates or, in some cases, is exempt from tax for years through the following: Taiwan (2015), China (2016), Korea (2018), Brazil (2023), Switzerland (2024), and Singapore (2025). The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $114 million (18 cents per diluted share) in 2015,  $99 million (15 cents per diluted share) in 2014, and $87 million (13 cents per diluted share) in 2013.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely, with the exception of an acquired entity. These earnings relate to ongoing operations and were approximately $12 billion as of December 31, 2015. Because of the availability of U.S. foreign tax credits, the multiple avenues in which to repatriate the earnings to minimize tax cost, and because a large portion of these earnings are not liquid, it is not practical to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely.